UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2022

Maravai LifeSciences Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39725	85-2786970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 200 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 546-0004
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MRVI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revisited financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). On March 15, 2022, the record date of the Annual Meeting, the Company had an aggregate of 255,158,736 shares of common stock issued and outstanding, consisting of 131,489,540 shares of Class A Common Stock and 123,669,196 shares of Class B Common Stock (together, the “Common Stock”). The holders of a total of 238,234,280 shares of Common Stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the shareholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s shareholders elected the following nominees for director to serve as Class II directors for a three-year term expiring at the Company’s 2025 annual meeting of shareholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sean Cunningham	211,485,119	23,081,174	3,667,986
Robert B. Hance	212,885,917	21,680,376	3,667,986
Jessica Hopfield	206,780,637	27,785,656	3,667,986
Murali K. Prahalad	212,884,636	21,681,657	3,667,986

Proposal No. 2: Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified.

Votes For	Votes Against	Abstentions
238,213,319	9,858	11,102

Proposal No. 3: Proposal to recommend, on a non-binding advisory basis, the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers.

The Company’s shareholders recommended, on a non-binding advisory basis, to hold future advisory votes on the compensation of the Company’s named executive officers (“say-on-pay”) every year.

Votes For Every Year	Votes for Every Two Years	Votes for Every Three Years	Abstentions	Broker Non-Votes
234,384,783	21,882	136,741	22,888	3,667,986

The Company’s board of directors (the “Board”) has considered the outcome of this advisory vote and has determined that say-on-pay votes will be conducted every year. The Board will re-evaluate this determination after the next shareholder advisory vote on the frequency of the say-on-pay vote (which will be at the Company’s 2028 annual meeting of shareholders unless presented earlier).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARAVAI LIFESCIENCES HOLDINGS, INC.

Date: May 16, 2022	By:	/s/ Kevin M. Herde
	Name:	Kevin M. Herde
	Title:	Chief Financial Officer